EXHIBIT 25
                                                                      ----------
                                                                Registration No.


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM T-1

STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                            BANK ONE, COLUMBUS, N.A.


                            Not Applicable 31-4148768
                    (State of Incorporation (I.R.S. Employer
                   if not a national bank) Identification No.)

                100 East Broad Street, Columbus, Ohio 43271-0181
          (Address of trustee's principal (Zip Code) executive offices)

                                   Ted Kravits
                         c/o Bank One Trust Company, NA
                              100 East Broad Street
                            Columbus, Ohio 43271-0181
                                 (614) 248-2566
            (Name, address and telephone number of agent for service)


                              SWIFT ENERGY COMPANY
               (Exact name of obligor as specified in its charter)

Texas                                                 74-2073055

(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)


16825 Northchase Drive, Suite 400
Houston, Texas                                        77060

(Address of principal executive                       (Zip Code)
offices)

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     SWIFT ENERGY COMPANY ________% Convertible Subordinated Notes Due 2006

                       (Title of the Indenture securities)

                                     GENERAL

1.       General Information.
         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency, Washington, D.C.

                  Federal Reserve Bank of Cleveland, Cleveland, Ohio

                  Federal Deposit Insurance Corporation, Washington, D.C.

                  The Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

2.       Affiliations with Obligor and Underwriters.
         If the obligor is an affiliate of the trustee, describe each such affiliation.

         The obligor is not an affiliate of the trustee.

16.      List of Exhibits
         List below all exhibits filed as a part of this statement of eligibility and qualification. (Exhibits identified in parentheses, on file with the Commission, are incorporated herein by reference as exhibits hereto.)

Exhibit 1 - (A copy of the Articles of Association of the trustee as now in effect; incorporated by reference from Exhibit 7 to Form T-1, filed in connection with Form S-1 relating to Ocwen Financial Corporation 11-7/8 Notes due 2003, Registration No. 333-05153.)

Exhibit 2 - (A copy of the Certificate of Authority of the trustee to commence business, incorporated by reference from Exhibit 2 to Form T-1, filed in connection with Form S-3 relating to Wheeling-Pittsburgh Corporation 9 3/8% Senior Notes due 2003, Securities and Exchange Commission File No. 33-50709.)

Exhibit 3 - (A copy of the Authorization of the trustee to exercise corporate trust powers, incorporated by reference from\ Exhibit 3 to Form T-1, filed in connection with Form S-3 relating to Wheeling-Pittsburgh Corporation 9 3/8% Senior Notes due 2003, Securities and Exchange Commission File No. 33-50709.

Exhibit 4 - (A copy of the Bylaws of the trustee as now in effect; incorporated by reference from Exhibit 7 to Form T-1, filed in connection with Form S-1 relating to Ocwen Financial Corporation 11-7/8 Notes due 2003, Regulation No. 333-05153.)

Exhibit 5 - Not applicable.

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Exhibit 6 - The consent of the trustee  required by Section  321(b) of the Trust
Indenture Act of 1939, as amended.

Exhibit 7 - (Report of Condition of the trustee as of the close of business on June 30, 1996, published pursuant to the requirements of the Comptroller of the Company; incorporated by reference from Exhibit 7 to Form T-1, filed in connection with Form S-1 relating to Ocwen Financial Corporation 11-7/8 Notes due 2003, Regulation No. 333-05153.)

Exhibit 8 - Not applicable.

Exhibit 9 - Not applicable.
Items 3 through 15 are not answered pursuant to General Instruction B which requires responses to Item 1, 2 and 16 only, if the obligor is not in default.


                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, Bank One, Columbus, NA, a national banking association organized under the National Banking Act, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in Columbus, Ohio, on October 23, 1996.


                                                 Bank One, Columbus, NA


                                                 By: /s/ Ted Kravits
                                                    ----------------------------
                                                     Ted Kravits
                                                     Authorized Signer

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EXHIBIT 6


Securities and Exchange Commission
Washington, D.C. 20549


                                     CONSENT


The undersigned, designated to act as Trustee under the Indenture for Swift Energy Company, Inc. described in the attached Statement of Eligibility and Qualification, does hereby consent that reports of examinations by Federal, State, Territorial, or District Authorities may be furnished by such authorities to the Commission upon the request of the Commission.

This Consent is given pursuant to the provision of Section 321(b) of the Trust Indenture Act of 1939, as amended.


                                                     Bank One, Columbus, NA

Dated: October 23, 1996

                                                     By: /s/ Ted Kravits
                                                        ------------------------
                                                        Ted Kravits
                                                        Authorized Signer

                                     - 21 -
1/18/94


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